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                                                                   Exhibit 10.26


                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of December 22, 1999, by and among SpectraSite Communications, Inc., a Delaware corporation (the "Borrower"), SpectraSite Holdings, Inc., a Delaware corporation ("Holdco"), CIBC World Markets Corp. (f/k/a CIBC Oppenheimer Corp.) and Credit Suisse First Boston, as arrangers (the "Arrangers"), Credit Suisse First Boston, as syndication agent (the "Syndication Agent"), Canadian Imperial Bank of Commerce, as administrative agent (the "Administrative Agent"), Canadian Imperial Bank of Commerce, as collateral agent (the "Collateral Agent") and the other Credit Parties signatory hereto (the "Credit Parties").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, Holdco, the Arrangers, the Syndication Agent, the Administrative Agent, the Collateral Agent and the Credit Parties are parties to that certain Credit Agreement dated as of April 20, 1999, as amended by that certain First Amendment to Credit Agreement dated as of August 23, 1999 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower and Holdco have requested, and the Arrangers, the Syndication Agent, the Administrative Agent, the Collateral Agent and the Credit Parties have agreed, to amend the Credit Agreement as and to the extent set forth herein and to waive an Event of Default existing under the Credit Agreement;

         NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, except as otherwise defined or limited herein, and further agree, subject to the conditions precedent to this Amendment hereinafter set forth, as follows:

1.     Amendments to Article 1.

(a)ab Article 1 of the Credit Agreement, Definitions, is hereby modified and amended by adding the following new definitions to be placed in appropriate alphabetical order:

                  "`Apex' shall mean Apex Site Management Holdings, Inc., a Delaware corporation.

                  "`Apex Acquisition' shall mean the Acquisition of Apex by Holdco pursuant to the terms and conditions of the Apex Acquisition Documents and the subsequent

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         transfer by Holdco to the Borrower of all of the issued and outstanding
         Capital Stock of Apex.

                  "`Apex Acquisition Documents' shall mean that certain Merger Agreement and Plan of Reorganization dated as of November 24, 1999, as amended, between the Borrower and Apex, and all schedules and exhibits thereto and documents executed in connection therewith.

                  "`Available Cash' shall mean, on any calculation date, the greater of (a) the amount of cash and cash equivalents on hand of the Borrower and its Subsidiaries minus $20,000,000, and (b) zero.

                  "`DigiPH' shall mean DigiPH PCS, Inc., an Alabama corporation.

                  "`DigiPH Acquisition' shall mean the Acquisition by the Borrower of certain leases, towers and related facilities from DigiPH in conjunction with up to ninety-four (94) sites, and the related lease to DigiPH, under a master lease agreement, of space on such towers and ground space on the land in the vicinity of such towers pursuant to the terms and conditions of the DigiPH Purchase Documents.

                  "DigiPH Purchase Documents' shall mean that certain Asset Purchase Agreement dated as of November 5, 1999, as amended, between the Borrower and DigiPH, and all schedules and exhibits thereto and documents executed in connection therewith.

                  "`Pre-Approved Transactions' shall mean, collectively, the Apex Acquisition, the DigiPH Acquisition, the UbiquiTel Investment and the Acquisitions described in Section 8.5(xiii) hereof.

                  "`Pre-Approved Transaction Documents' shall mean, collectively, the Westower Merger Agreement, the NTA Investment Documents, the Apex Acquisition Documents, DigiPH Purchase Documents, the UbiquiTel Investment Documents and the documents relating to the Acquisitions described in Section 8.5(xiii) hereof (including all schedules and exhibits thereto).

                  "`Second Amendment Date' shall mean December 22, 1999.

                  "`UbiquiTel' shall mean UbiquiTel Holdings, Inc., a Delaware corporation.

                  "`UbiquiTel Investment" shall mean the Investment by the Borrower in UbequiTel pursuant to the terms and conditions of the UbiquiTel Investment Documents in exchange for approximately twenty-six percent (26%) of the issued and outstanding equity of UbiquiTel.

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                  "`UbiquiTel  Investment  Documents'  shall  mean that  certain
         Series A Preferred Stock Purchase Agreement dated as of November 23, 1999, as amended, among the Borrower, UbiquiTel and certain other parties, and all schedules and exhibits thereto and documents executed in connection therewith."

(b) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the existing definition of "Equity Offering".

(c) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the existing definition of "Leverage Ratio" and by substituting the following in lieu thereof:

                  "`Leverage Ratio' shall mean, on any calculation date, the ratio of (a) Borrower Debt, to (b) Annualized EBITDA; provided, however, that at all times prior to the first anniversary of the Second Amendment Date, for purposes of determining the Borrower's compliance with Section 9.1 hereof (and not affecting the calculation of any other Financial Covenant or the determination of the Applicable Margin pursuant to Section 2.3(g) hereof), "Leverage Ratio" shall mean the ratio of (i) the greater of (A) (I) Borrower Debt, minus (II) Available Cash, and (B) zero, to (b) Annualized EBITDA."

2. Amendment to Section 2.1. Section 2.1 of the Credit Agreement, The Loans, is hereby modified and amended by deleting the first sentence from subsection
(f) and by substituting the following in lieu thereof:

                  "The proceeds of the Loans shall be used (i) to finance the Nextel Acquisition, (ii) to finance Permitted Acquisitions and Permitted Investments, (iii) to provide funding for the acquisition, construction/development, management and build-out of Towers and Tower Sites, (iv) for general corporate purposes (including, without limitation, fees and expenses relating to the Nextel Acquisition, any Permitted Acquisitions and any Permitted Investments and the transactions contemplated by this Agreement and the other Loan Documents), and (v) for working capital and other general corporate purposes."

3. Amendment to Section 2.7. Section 2.7 of the Credit Agreement, Mandatory Repayments, is hereby modified and amended by deleting in its entirety existing subsection (c) and by substituting the following in lieu thereof:

                  "(c) Debt Issuance. If, after the Agreement Date, Holdco shall conduct any public or private issuance of any Funded Debt or any Convertible Securities (other than the issuance of the Holdco 2009 Notes in an amount not to exceed $340,003,656) (each a "Debt Offering"), and the Leverage Ratio on a pro forma basis after giving effect to such Debt Offering shall be greater than 4.00 to 1.00, the Borrower shall apply, on the date of receipt of the Net Proceeds of such Debt Offering by Holdco, up to one hundred percent (100%) of the Net Proceeds received by Holdco

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         with respect to such Debt Offering, to prepay the Senior Loans as set forth in Section 2.7(e) hereof, to the extent necessary to cause the Leverage Ratio to be less than or equal to 4.00 to 1.00 after giving effect to such Debt Offering."

4. Section 5.1(h) of the Credit Agreement, Title to Assets, is hereby modified and amended by deleting the last sentence therefrom and by substituting the following in lieu thereof:

         "Tower Sub does not own any material Assets other than Tower Assets comprising the Nextel Collateral and Tower Space Lease Agreements with Co-Locators on Towers comprising the Nextel Collateral, and Holdco does not own any material Assets other than (i) the Capital Stock of the Borrower, (ii) the Capital Stock of any shell Subsidiary formed by Holdco solely for the purpose of consummating any Permitted
         Acquisition, and (iii) on the closing date of any Permitted Acquisition, the Capital Stock of any target company acquired in connection with such Permitted Acquisition immediately prior to the contribution of such Capital Stock to the Borrower."

5. Amendment to Section 6.2. Section 6.2 of the Credit Agreement, Business; Compliance with Applicable Law, is hereby amended by deleting the first sentence therefrom and substituting the following in lieu thereof:

                   The Borrower will, and will cause each of its Subsidiaries to, engage solely in the business of the Tower Operations, the Other Operations and in related business activities. Holdco will engage solely in the business of holding the Capital Stock of (a) the Borrower, (b) any shell Subsidiary formed by Holdco solely for the purpose of consummating any Permitted Acquisition, and (iii) on the closing date of any Permitted Acquisition, any target company acquired in connection with such Permitted Acquisition immediately prior to the contribution of such Capital Stock to the Borrower."

6. Amendment to Section 6.9. Section 6.9 of the Credit Agreement, Use of Proceeds, is hereby amended by deleting the first sentence therefrom and by substituting the following in lieu thereof:

                   The Borrower will use the aggregate  proceeds of all Advances
         (a) to finance the Nextel Acquisition, (b) to finance Permitted Acquisitions and Permitted Investments, (c) to provide funding for the acquisition, construction/development and build-out of Towers as permitted hereunder, (d) for general corporate purposes (including, without limitation, fees and expenses relating to the Nextel Acquisition, any Permitted Acquisitions and any Permitted Investments, and the transactions contemplated by this Agreement and the other Loan Documents), and (e) for working capital and other general corporate purposes."
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7.  Amendment to Section  7.1.  Section 7.1 of the Credit  Agreement,  Monthly
Financial Statements and Information, is hereby amended by deleting the reference to "thirty (30) days" contained therein and by replacing such reference with "forty-five (45) days".

8. Amendment to Section 8.4. Section 8.4 of the Credit Agreement, Amendment and Waiver, is hereby deleted in its entirety and the following substituted in lieu thereof:

                  Section 8.4 Amendment and Waiver . Neither Holdco nor the Borrower shall, and the Borrower shall cause each of its Subsidiaries not to, without the prior written consent of the Arrangers, enter into any amendment of, or agree to or accept any waiver of, which would materially adversely affect the rights of the Borrower and the Credit Parties, under any of them, of any of the provisions of, (a) its organizational documents, including, without limitation, its certificate or articles of incorporation (other than any increase in
         the  number  of  authorized   shares)  and  by-laws,   (b)  the  Nextel
         Acquisition Documents, (c) the Indentures, (d) the Holdco Equity Documents, and (f) the Pre-Approved Transaction Documents."

9.     Amendments to Section 8.5.

(a) Section 8.5 of the Credit Agreement, Liquidation; Merger; Acquisition or Disposition of Assets, is hereby modified and amended by deleting existing subsection (vii) and substituting the following in lieu thereof:

                  "(vii)  subject to  compliance  with  Section 6.10 and Section
         6.16 hereof, the Borrower and its Subsidiaries (other than Tower Sub) may make Acquisitions and Investments (including the acquisition of Capital Stock or other equity interests in Persons engaged in businesses similar to the Tower Operations) and form Subsidiaries with respect thereto, subject to the following conditions:

                           "(A)     no  Default  or Event of  Default  shall
then exist before or after giving effect to any such Acquisition or Investment;

                           "(B)  the  Purchase   Price  with  respect  any  such
                  Acquisition or Investment shall be (I) payable solely in common stock of Holdco, or (II) payable in cash so long as (x) the cash portion of the Purchase Price with respect to any single Acquisition or Investment (with respect to a single transaction or a series of related transactions) shall not exceed $50,000,000, and (y) the aggregate cash portion of the Purchase Price for Acquisitions and Investments consummated pursuant to this clause (vii) (other than the Acquisition of the Future Nextel Towers) during the period from the Second Amendment Date through the Tranche B Maturity Date, shall not exceed $200,000,000;

                           "(C) with respect to Acquisitions structured as Tower
                  Asset  exchanges or swaps,  the following  restrictions  shall
                  apply:   (x)  the  cash  outlay

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                  by  the   Borrower  for  such Acquisition must be within the
                  dollar limitations set forth in the   preceding   clause  (B);
                  (y)  the   Annualized   EBITDA attributable  to the  Tower
                  Assets being acquired must be substantially similar to or greater than the Annualized EBITDA of the Tower Assets being exchanged or swapped; and (z) if the exchange involves more than twenty-five (25) Towers, the Towers acquired in such transaction must have as an anchor tenant a Nextel Tenant or another tenant reasonably acceptable to the Majority Lenders.

                           "(D) the Borrower  shall provide to the Arrangers and
                  the Lenders calculations demonstrating pro forma compliance with the Financial Covenants after giving effect to such Acquisition or Investment; and

                           "(E)  with  respect  to  any  Acquisition  having  an
                  aggregate Purchase Price (with respect to a single transaction or a series of related transactions) in excess of $20,000,000, the Borrower shall provide to the Arrangers and the Lenders revised Projections assuming consummation of the Acquisition and demonstrating pro forma compliance with the Financial Covenants through the Tranche B Maturity Date;"

(b) Section 8.5 of the Credit Agreement, Liquidation; Merger; Acquisition or Disposition of Assets, is hereby further modified and amended by adding the following new subsections (xii) and (xiii) at the end thereof:

                  "(xii) so long as no Default or Event of Default then exists or would be caused thereby, the Borrower may consummate each of the Pre-Approved Transactions (other than the transaction described in clause (xiii) below); and

                  (xiii) so long as (A) no Default or Event of Default then exists or would be caused thereby and (B) the Borrower shall provide the Arrangers with evidence satisfactory to each of them that the revenue and cash flow acquired by the Borrower in connection with each such Acquisition shall have no material negative deviations from the projected revenue and cash flow relating to broadcast tower Acquisitions as set forth in the Borrower's Projections with respect to such Acquisitions dated December 1999, the Borrower may make one or more  Acquisitions  of broadcast  towers,  or of Persons engaged in the broadcast tower business, on terms and conditions reasonably satisfactory to the Arrangers and having an aggregate Purchase Price, for all such Acquisitions, not to exceed $70,000,000 (inclusive of cash and stock consideration)."

10. Amendment to Section 8.7. Section 8.7 of the Credit Agreement, Restricted Payments and Purchases, is hereby amended by adding the following new subsection
(g) to the end thereof:

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                   (g) on the  date on  which  the  Apex  Acquisition  shall  be consummated, repayment of any existing Indebtedness of Apex in an aggregate amount not to exceed $3,000,000."

11. Amendment to Section 8.9. Section 8.9 of the Credit Agreement, Corporate Name; Corporate Structure; Business, is hereby amended by deleting subsection
(b) therefrom and by substituting the following in lieu thereof:

                   (b) with respect to the Borrower and its Subsidiaries, engage in any businesses other than the Tower Operations and the Other Operations and activities related or incident thereto, and with respect to Holdco, engage in any business other than that of holding the Capital Stock of (i) the Borrower, (ii) any shell Subsidiary formed by Holdco solely for the purpose of consummating any Permitted
         Acquisition,   and  (iii)  on  the  closing   date  of  any   Permitted
         Acquisition, any target company acquired in connection with such Permitted Acquisition immediately prior to the contribution of such Capital Stock to the Borrower"

12. Waiver. Pursuant to Section 4.5 of the Credit Agreement, the Borrower agreed to deliver to the Arrangers a duly executed landlord waiver agreement, in form and substance satisfactory to the Arrangers and their counsel, with respect to the Borrower's principal place of business and the Borrower's premises located at One Chase Corporate Drive, Hoover, Alabama, on or before September 30, 1999 (such landlord waiver agreements being hereinafter referred to as the "Required Landlord Waivers"). As of the date hereof, the Borrower has not delivered the required landlord waiver agreements to the Arrangers (the "Landlord Waiver Default"). The Arrangers, the Syndication Agent, the Administrative Agent, the Collateral Agent and the Credit Parties hereby waive the Landlord Waiver Default existing as of the date hereof and hereby waive the requirement of Section 4.5 that the Borrower deliver to the Arrangers the Required Landlord Waivers. The waivers set forth in the immediately preceding sentence shall not waive any other requirement or hinder, restrict or otherwise modify the rights and remedies of the Arrangers, the Syndication Agent, the Administrative Agent, the Collateral Agent and the Credit Parties following the occurrence of any Default or Event of Default under the Credit Agreement.

13. No Other Amendments, Waivers or Consents. Except for the amendments, waivers and consents set forth above, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Arrangers, the Syndication Agent, the Administrative Agent, the Collateral Agent and the Credit Parties hereby reserve the right to require strict compliance with the terms of the Credit Agreement and the other Loan Documents, including, without limitation, all terms applicable to Subsidiaries of the Borrower, in the future.

14. Conditions Subsequent. As a condition subsequent to the amendments, waivers and consents set forth in this Amendment, the Borrower shall perform or cause to be performed the following (the failure by the Borrower to so perform or cause to be performed for

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any  reason  (other  than  the  fact  that  the Pre-Approved   Transaction  to
which  such  condition   relates  was  not  ever consummated) constituting an
Event of Default under the Credit Agreement):

(a) Collateral. On the closing date for each of the Pre-Approved Transactions, the Borrower shall execute and deliver, or as applicable, cause its Subsidiaries to execute and deliver, to the Collateral Agent all agreements, instruments and other items required to be so delivered pursuant to Section 6.16 of the Credit Agreement.

(b) Definitive Documentation. Promptly upon the closing of each of the Pre-Approved Transactions, the Borrower shall deliver to the Arrangers a full set of copies of the documents executed in connection with such Pre-Approved Transaction.

15. Conditions to Effectiveness. This Amendment shall be effective as of the date first written above (the "Effective Date") upon the following:

                  (a) the Administrative Agent's receipt of a counterpart hereof duly executed by the Borrower and Holdco, and by the Majority Lenders;

                  (b) with respect to each of the Pre-Approved Transactions, the Arrangers' receipt of (i) updated Projections for the Borrower demonstrating the Borrower's pro forma compliance with the Financial Covenants after giving effect thereto, and (ii) copies of any material agreements relating to such Pre-Approved Transaction in the possession of the Borrower; and

                  (c) the representations and warranties of Holdco and the Borrower set forth in the Credit Agreement and this Amendment, other than those that are expressly made as of a specific date, are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Effective Date.

16. Representations and Warranties. Each of the Borrower and Holdco, for itself and on behalf of each of its Subsidiaries, agrees, represents and warrants in favor of the Arrangers, the Syndication Agent, the Administrative Agent, the Collateral Agent and the Credit Parties that:

(a) This Amendment has been executed and delivered by duly authorized representatives of the Borrower and Holdco, and the Credit Agreement, as modified and amended by this Amendment, constitutes a legal, valid and binding obligation of the Borrower and Holdco and is enforceable against the Borrower and Holdco in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by the application of general equitable principles;

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(b)      Before and after giving effect to this  Amendment,  no Default or Event of Default with respect to the Borrower or Holdco (other than the Defaults and Events of Default described in Section 12 hereof) has occurred and is continuing;

(c) As of the date hereof and after giving effect to each of the Pre-Approved Transactions, (i) the property of the Borrower, at a fair valuation on a going concern basis, will exceed its debt; (ii) the capital of the Borrower will not be unreasonably small to conduct its business; and (iii) the Borrower will not have incurred debts, or have intended to incur debts, beyond its ability to pay such debts as they mature;

(d) No event contemplated in connection with any of the Pre-Approved Transactions shall occur, which has not been consented to or waived, the occurrence of which constitutes, or with the passage of time or giving of notice or both would constitute, a material default by Holdco, the Borrower or any of their respective Subsidiaries under any material indenture, agreement or other instrument, including, without limitation, the material Necessary Authorizations and the Indentures, or any judgment, decree or order, to which Holdco, the Borrower or any of their respective Subsidiaries is a party or by which Holdco, the Borrower or any of their respective Subsidiaries or any of their respective properties may be bound or affected; and

(e) All of the representations and warranties of Holdco and the Borrower contained in the Credit Agreement (other than representations and warranties that relate solely to a specified date) continue to be true and correct in all material respects as of the date hereof as though made on and as of such date.

17. Effect on the Credit Agreement. Except as specifically provided herein, the Credit Agreement shall remain in full force and effect, and is hereby ratified, reaffirmed and confirmed. This Amendment shall be deemed to be a Loan Document for all purposes.

18. Counterparts. This Amendment may be executed in any number of separate counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

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19. Law of Contract.  THIS CONSENT SHALL BE CONSTRUED IN  ACCORDANCE  WITH AND
GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.



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                                       10

SECOND AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)
         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

BORROWER:                   SPECTRASITE COMMUNICATIONS, INC.


                                    By:              /s/  David P. Tomick
                                                     ---------------------------
                                    Name:            David P. Tomick
                                    Title:           Executive Vice President



                                    Attest:
                                            Name:
                                            Title:


HOLDCO:                    SPECTRASITE HOLDINGS, INC.


                                    By:              /s/  David P. Tomick
                                                     ---------------------------
                                    Name:            David P. Tomick
                                    Title:           Executive Vice President



                                    Attest:
                                    Name:
                                    Title:

ADMINISTRATIVE
AGENT:                              CANADIAN IMPERIAL BANK OF COMMERCE


                                    By:              /s/  Colleen Risorto
                                                     ---------------------------
                                    Name:            Colleen Risorto
                                    Title:           Executive Director
                        CIBC World Markets Corp. As Agent

ARRANGERS:                          CIBC WORLD MARKETS CORP.
                                    (f/k/a CIBC Oppenheimer Corp.)


                                    By:              /s/  Colleen Risorto
                                                     ---------------------------
                                    Name:            Colleen Risorto
                                    Title:           Executive Director
                        CIBC World Markets Corp. As Agent

                                    CREDIT SUISSE FIRST BOSTON


                                    By:              /s/  Jeffrey B. Ulmer
                                                     ---------------------------
                                    Name:            Jeffrey B. Ulmer
                                    Title:           Vice President

                                    By:              /s/ Douglas E. Maher
                                                     ---------------------------
                                    Name:            Douglas E. Maher
                                    Title:           Vice President

COLLATERAL AGENT: CANADIAN IMPERIAL BANK OF COMMERCE



                                    By:              /s/  Colleen Risorto
                                                     ---------------------------
                                    Name:            Colleen Risorto
                                    Title:           Executive Director
                        CIBC World Markets Corp. As Agent

SYNDICATION AGENT:         CREDIT SUISSE FIRST BOSTON


                                    By:              /s/  Jeffrey B. Ulmer
                                                     ---------------------------
                                    Name:            Jeffrey B. Ulmer
                                    Title:           Vice President

                                    By:              /s/  Douglas E. Maher
                                                     ---------------------------
                                    Name:            Douglas E. Maher
                                    Title:           Vice President

MANAGING AGENTS:           BANK OF MONTREAL, CHICAGO BRANCH


                                    By:             /s/  Karen Klapper
                                                    ----------------------------
                                    Name:            Karen Klapper
                                    Title:           Director


                                    THE BANK OF NOVA SCOTIA


                                    By:         /s/  Vincent J. Fitzgerald, Jr.
                                                --------------------------------
                                    Name:            Vincent J. Fitzgerald, Jr.
                                    Title:           Authorized Signatory


                                    FLEET NATIONAL BANK (f/k/a BankBoston, N.A.)


                                    By:              /s/  Shepard D. Rainie
                                                     ---------------------------
                                    Name:            Shepard D. Rainie
                                    Title:           Managing Director


                           DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES


                                    By:             /s/  Patrick A. Keleher
                                                    ----------------------------
                                    Name:            Patrick A. Keleher
                                    Title:           Vice President


                                    By:             /s/  Brian E. Haughney
                                                    ----------------------------
                                    Name:            Brian E. Haughney
                                    Title:           Assistant Vice President


                                    TORONTO DOMINION (TEXAS), INC.


                                    By:             /s/  Sheila M. Conley
                                                    ----------------------------
                                    Name:            Sheila M. Conley
                                    Title:           Vice President

                                    UNION BANK OF CALIFORNIA, N.A.


                                    By:             /s/  Peter C. Connoy
                                                    ----------------------------
                                    Name:            Peter C. Connoy
                                    Title:           Vice President

CO-AGENT:                           CREDIT LYONNAIS NEW YORK BRANCH


                                    By:             /s/  Mark A. Campellone
                                                    ----------------------------
                                    Name:            Mark A. Campellone
                                    Title:           First Vice President

LENDERS:                   CIBC INC.


                                    By:              /s/  Colleen Risorto
                                                     ---------------------------
                                    Name:            Colleen Risorto
                                    Title:           Executive Director
                        CIBC World Markets Corp. As Agent

                                    CREDIT SUISSE FIRST BOSTON


                                    By:              /s/  Jeffrey B. Ulmer
                                                     ---------------------------
                                    Name:            Jeffrey B. Ulmer
                                    Title:           Vice President


                                    By:              /s/  Douglas E. Maher
                                                     ---------------------------
                                    Name:            Douglas E. Maher
                                    Title:           Vice President

                                    BANK OF MONTREAL, CHICAGO BRANCH


                                    By:             /s/  Karen Klapper
                                                    ----------------------------
                                    Name:            Karen Klapper
                                    Title:           Director

                                    THE BANK OF NOVA SCOTIA


                                    By:          /s/  Vincent J. Fitzgerald, Jr.
                                                 -------------------------------
                                    Name:             Vincent J. Fitzgerald, Jr.
                                    Title:           Authorized Signatory

                                    FLEET NATIONAL BANK (f/k/a BankBoston, N.A.)


                                    By:              /s/  Shepard D. Rainie
                                                     ---------------------------
                                    Name:                 Shepard D. Rainie
                                    Title:                Managing Director

                            DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES


                                    By:              /s/  Patrick A. Keleher
                                                     ---------------------------
                                    Name:            Patrick A. Keleher
                                    Title:           Vice President


                                    By:              /s/  Brian E. Haughney
                                                     ---------------------------
                                    Name:            Brian E. Haughney
                                    Title:           Assistant Vice President

                                    TORONTO DOMINION (TEXAS), INC.


                                    By:              /s/  Sheila M. Conley
                                                     ---------------------------
                                    Name:            Sheila M. Conley
                                    Title:           Vice President

                                    UNION BANK OF CALIFORNIA, N.A.


                                    By:              /s/  Peter C. Connoy
                                                     ---------------------------
                                    Name:            Peter C. Connoy
                                    Title:           Vice President

                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:              /s/  Mark A. Campellone
                                                     ---------------------------
                                    Name:            Mark A. Campellone
                                    Title:           First Vice President

                                    THE BANK OF NEW YORK


                                    By:              /s/  Gerry Granovsky
                                                     ---------------------------
                                    Name:            Gerry Granovsky
                                    Title:           Vice President

                                    CAISSE DE DEPOT ET PLACEMENT DU QUEBEC


                                    By:              /s/  Louis Lavoie
                                                     ---------------------------
                                    Name:            Louis Lavoie
                                    Title:           Manager


                                    By:              /s/  Lucie Rousseau
                                                     ---------------------------
                                    Name:            Lucie Rousseau
                                    Title:           Vice President

                                    CANADIAN IMPERIAL BANK OF COMMERCE


                                    By:              /s/  Colleen Risorto
                                                     ---------------------------
                                    Name:            Colleen Risorto
                                    Title:           Executive Director
                        CIBC World Markets Corp. As Agent

                                    THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                    By:             /s/  Daniel E. A. Nichols
                                                    ----------------------------
                                    Name:            Daniel E. A. Nichols
                                    Title:           Assistant Vice President

                                    CYPRESSTREE INVESTMENT FUND, LLC

                       By: CypressTree Investment Management Company, Inc., its Managing Member


                                    By:
                                    Name:
                                    Title:

                                    NORTHAMERICAN SENIOR FLOATING RATE FUND

                       By: CypressTree Investment Management Company, Inc., its Managing Member


                                    By:
                                    Name:
                                    Title:

                                 CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC.

                       As: Attorney-in-Fact and on behalf of First Allmerica Financial Life Insurance Company as Portfolio Manager


                                    By:
                                    Name:
                                    Title:

                                    KZH CYPRESSTREE-1 LLC


                                    By:              /s/  Peter Chin
                                                     ---------------------------
                                    Name:            Peter Chin
                                    Title:           Authorized Agent

                                    FREMONT INVESTMENT & LOAN


                                    By:
                                    Name:
                                    Title:

                                    HELLER FINANCIAL, INC.


                                    By:              /s/  Scott Ziemke
                                                     ---------------------------
                                    Name:            Scott Ziemke
                                    Title:           Assistant Vice President

                                    MERRILL LYNCH SENIOR FLOATING RATE
                                    FUND, INC.


                                    By:
                                    Name:
                                    Title:

                   PPM AMERICA, INC., as attorney in fact, on behalf of Jackson National Life Insurance Company


                                    By:
                                    Name:
                                    Title:

                 Fleet   National  Bank  (f/k/a   BankBoston, N.A.), as Trust
                 Administrator for LONGLANE MASTER TRUST IV


                                    By:
                                    Name:
                                    Title:

                                    GALAXY CLO 1999-1, LTD.

                    By:     SAI Investment Advisor, Inc., its Collateral Manager


                                    By:
                                    Name:
                                    Title:

                                    OXFORD STRATEGIC INCOME FUND

                           By:     Eaton Vance Management, as Investment Advisor


                                    By:              /s/  Scott H. Page
                                                     ---------------------------
                                    Name:            Scott H. Page
                                    Title:           Vice President

                                    SENIOR DEBT PORTFOLIO

                   By:     Boston Management and Research, as Investment Advisor


                                    By:              /s/ Scott H. Page
                                                     ---------------------------
                                    Name:            Scott H. Page
                                    Title:           Vice President

                                    J.H. WHITNEY MARKET VALUE FUND, L.P.

                        By:     J.H. Whitney Value GP, Ltd., its General Partner


                                    By:
                                    Name:
                                    Title:

                                    J.H. WHITNEY MEZZANINE FUND, L.P.

                               By:           Whitney GP, Ltd. - General Partner
                                             -----------------------------------


                                    By:              /s/  Daniel J. O'Brien
                                                     ---------------------------
                                    Name:            Daniel J. O'Brien
                                    Title:           Managing Member

                                    BANK OF AMERICA, N.A.


                                    By:
                                    Name:
                                    Title:

                                    DEBT STRATEGIES FUND II, INC.


                                    By:
                                    Name:
                                    Title:

                                    DEBT STRATEGIES FUND III, INC.


                                    By:
                                    Name:
                                    Title:

                                    THE FUJI BANK, LIMITED, NEW YORK BRANCH


                                    By:
                                    Name:
                                    Title:

                                    VAN KAMPEN SENIOR INCOME TRUST


                                    By:            /s/  Darvin D. Pierce
                                                   -----------------------------
                                    Name:          Darvin D. Pierce
                                    Title:           Vice President

                                    PROSPECT INTERNATIONAL DEBT
                                    STRATEGY FUND


                                    By:
                                    Name:
                                    Title:

                                    CARAVELLE INVESTMENT FUND L.L.C.


                                    By:              /s/  Dean T. Criares
                                                     ---------------------------
                                    Name:            Dean T. Criares
                                    Title:           Managing Director

                                    EATON VANCE SENIOR INCOME TRUST


                                    By:              /s/  Scott H. Page
                                                     ---------------------------
                                    Name:            Scott H. Page
                                    Title:           Vice Presisdent

                                    MERRILL LYNCH SENIOR FLOATING RATE
                                    FUND    II, INC.


                                    By:
                                    Name:
                                    Title:

                                     MORGAN STANLEY DEAN WITTER PRIME
                                    INCOME TRUST


                                    By:
                                    Name:
                                    Title:

                                    ELC "Cayman" Ltd. 1999-III


                                    By:              /s/  Thomas M.Finke
                                                     ---------------------------
                                    Name:            Thomas M. Finke
                                    Title:           Managing Director